SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)  November 30, 2004
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                            AEP TEXAS CENTRAL COMPANY
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            (Exact Name of Registrant as Specified in Its Charter)

                                    Texas
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                (State or Other Jurisdiction of Incorporation)

         1-346                                           74-0550600
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(Commission File Number)                       (IRS Employer Identification No.)

1 Riverside Plaza, Columbus, OH                            43215
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(Address of Principal Executive Offices)                 (Zip Code)

                                  614-716-1000
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             (Registrant's Telephone Number, Including Area Code)


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        (Former Name or Former Address, if Changed Since Last Report)


      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.  Regulation FD Disclosure

      The information, including the exhibit attached hereto, in this Current Report, is being furnished and shall not be deemed "filed" for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, except as otherwise stated in such filing.

      Attached and incorporated herein by reference as Exhibit 99.1 is a copy of the press release of AEP Texas Central Company regarding the findings of an Administrative Law Judge in a rate case with the Public Utility Commission of Texas.

Item 9.01.  Financial Statements and Exhibits

      (c)   Exhibits

            99.1 Press release issued by AEP Texas Central Company, dated November 30, 2004.


                                   SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                            AEP TEXAS CENTRAL COMPANY


                              By: /s/ Thomas G. Berkemeyer
                              Name: Thomas G. Berkemeyer
                              Title: Assistant Secretary

November 30, 2004


                                  EXHIBIT INDEX


Exhibit No.                        Description


99.1 Press release issued by AEP Texas Central Company, dated November 30, 2004.

    MEDIA CONTACT:
    Larry Jones
    Communications Manager
    512/391-2970


     ALJ RECOMMENDATIONS IN TCC TRANSMISSION AND DISTRIBUTION RATE CASE SENDS
                          WRONG MESSAGE TO SOUTH TEXAS

    AUSTIN, Texas, Nov. 30, 2004 -- AEP Texas, a unit of American Electric Power (NYSE: AEP), will file exceptions strongly objecting to revised recommendations issued by administrative law judges (ALJs) in its Texas Central Company (TCC) rate case. TCC is seeking a $41 million increase in rates to cover the costs associated with meeting the increasing energy delivery demands of south Texas' growing economy. The revised ALJs' recommendations call for a $51 million decrease.

            "TCC provides quality electric delivery service at reasonable prices," said Charles Patton, AEP Texas president and chief operating officer. "To recommend reducing our rates by 10 percent when we are already earning less than a 5 percent return will not support the transmission and distribution infrastructure necessary to maintain reliable service to customers and to support the competitive market in Texas. We are optimistic that, after a thorough review of all the evidence, the Public Utility Commission of Texas (PUCT) will reject these recommendations when it considers them in January 2005.

          "The initial proposal for decision was flawed, and the revised proposal for decision is worse," Patton continued. "The revised proposal for decision, issued by administrative law judges for the State Office of Administrative Hearings, will have a number of extremely negative repercussions if ultimately approved by the PUCT. If these recommendations are approved, TCC will be operating at a loss. Losing money is not a recipe for reliable service, and reliable electric service is an important factor in meeting the needs of existing customers and attracting new business and industry to Texas.

          "This recommendation doesn't properly recognize the growing economy and infrastructure needs in south Texas, nor does it appreciate the impact of reducing our rates by $51 million, which would be the same as cutting TCC's entire annual distribution operating and maintenance budget," Patton continued. "The judges' recommendation disallows important company expenses in providing customer services, such as customer billing, computer services, human resources and economic development. The recovery of these service company costs is a standard operating procedure for virtually all of the state's electric utilities, as well as any company with multiple business units attempting to gain efficiencies through the sharing of resources."

          Denying recovery of TCC costs will not help most residential electricity users in the TCC service territory, just as an increase would not hurt them, because prices for residential customers of CPL Retail Energy are fixed under the "Price to Beat" provisions of the Texas restructuring law.

         "A fair outcome in this case is not just important for our company, but for the residential and business customers we serve throughout south Texas," said Patton.

          TCC is a transmission and distribution utility providing energy delivery service to a 44,000-square-mile area of south Texas. TCC's service territory generally includes the southern portion of Texas from just south of San Antonio to the Mexican border and from Bay City west to Eagle Pass. Major cities in TCC's service area include Corpus Christi, McAllen, Harlingen, Laredo and Victoria. TCC's service territory is entirely within the Electric Reliability Council of Texas (ERCOT). All of the retail customers in TCC's service territory have retail choice. TCC provides distribution service to approximately 700,000 end use customers receiving electric service from 68 retail electric providers.

          American Electric Power owns more than 36,000 megawatts of generating capacity in the United States and is the nation's largest electricity generator. AEP is also one of the largest electric utilities in the United States, with more than 5 million customers linked to AEP's 11-state electricity transmission and distribution grid. The company is based in Columbus, Ohio.

    This report made by AEP and certain of its subsidiaries contains forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934. Although AEP and each of its registrant subsidiaries believe that their expectations are based on reasonable assumptions, any such statements may be influenced by factors that could cause actual outcomes and results to be materially different from those projected. Among the factors that could cause actual results to differ materially from those in the forward-looking statements are: electric load and customer growth; weather conditions, including storms; available sources and costs of, and transportation for, fuels; availability of generating capacity and the performance of AEP's generating plants; the ability to recover regulatory assets and stranded costs in connection with deregulation; new legislation, litigation and government regulation including requirements for reduced emissions of sulfur, nitrogen, mercury, carbon and other substances; resolution of pending and future rate cases, negotiations and other regulatory decisions (including rate or other recovery for new investments and environmental compliance); oversight and/or investigation of the energy sector or its participants; resolution of litigation (including pending Clean Air Act enforcement actions and disputes arising from the bankruptcy of Enron Corp.); AEP's ability to reduce its operation and maintenance costs; the success of disposing of investments that no longer match AEP's business model; AEP's ability to sell assets at acceptable prices and on other acceptable terms; international and country-specific developments affecting foreign investments including the disposition of any foreign investments; the economic climate and growth in AEP's service territory and changes in market demand and demographic patterns; inflationary trends; AEP's ability to develop and execute a strategy based on a view regarding prices of electricity, natural gas, and other energy-related commodities; changes in the creditworthiness and number of participants in the energy trading market; changes in the financial markets, particularly those affecting the availability of capital and AEP's ability to refinance existing debt at attractive rates; actions of rating agencies, including changes in the ratings of debt and preferred stock; volatility and changes in markets for electricity, natural gas, and other energy-related commodities; changes in utility regulation, including the establishment of a regional transmission structure; accounting pronouncements periodically issued by accounting standard-setting bodies; the performance of AEP's pension plan; prices for power that AEP generates and sells at wholesale; changes in technology and other risks and unforeseen events, including wars, the effects of terrorism (including increased security costs), embargoes and other catastrophic events.
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